Exhibit 10.5

Milam County, Texas

AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT
AND
FINANCING STATEMENT

Dated as of December 30, 2013

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL; THE INTEREST OF GRANTOR IN MINERALS OR THE LIKE (INCLUDING OIL AND GAS) BEFORE EXTRACTION AND THE SECURITY INTEREST CREATED BY THIS INSTRUMENT ATTACHES TO SUCH MINERALS AS EXTRACTED AND TO THE ACCOUNTS RESULTING FROM THE SALE THEREOF AT THE WELLHEAD OR WELLHEADS OF THE WELL OR WELLS LOCATED ON THE REAL PROPERTY DESCRIBED HEREIN.

THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO, AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FINANCING STATEMENT FOR AS-EXTRACTED COLLATERAL.

GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED HEREIN.

For purposes of filing this Deed of Trust as a financing statement:  Grantor is the debtor and Beneficiary is the secured party.  Grantor is a corporation organized under the Laws of the State of Colorado, its organizational identification number is CO 20021010602, and its mailing address is 5114 Balcones Woods Drive, Suite 307-511, Austin, TX 78759.  Beneficiary’s mailing address is 10360 Kestrel Street, Plantation, FL 33324.

Please return this document with filing information
to

Rick Wilber
10360 Kestrel Street
Plantation, FL  33324

AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT
AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS:

THIS AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Deed of Trust”) is made and entered into as of December 30, 2013, by ROCKDALE RESOURCES CORPORATION, a Colorado corporation (“Grantor”), to Mayra Diego (“Trustee”) and RICK WILBER, an individual (“Beneficiary”).  The addresses of Grantor and Beneficiary appear on the cover page and in Section 4.3 of this Deed of Trust.  Capitalized terms not defined in the body of this Deed of Trust are defined in Section 4.5 hereof.

R E C I T A L S

A.           Grantor has heretofore executed and delivered to Trustee, for the benefit of Beneficiary, that certain Deed of Trust, Mortgage, Security Agreement and Financing Statement dated as of June 17, 2013 (the “Original Deed of Trust”), covering the real and personal properties described therein.

B.           Beneficiary has extended a credit facility to Grantor which is evidenced by the Note as defined and described in Article 1 hereof.

C.           Grantor is an owner of the properties described on Exhibit A to this Deed of Trust.  Grantor desires to mortgage the property as described on Exhibit A hereto in order to secure the Note.

NOW, THEREFORE, Grantor and Beneficiary agree to amend and restate the Original Deed of Trust as follows:

CONVEYANCE AND GRANT OF LIEN

Grantor, to secure payment and performance of the Note, and for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other valuable consideration in hand paid to Grantor, the receipt and sufficiency of which are hereby acknowledged, and for and in consideration of the debt and trusts hereinafter mentioned, has GRANTED, BARGAINED, SOLD, ASSIGNED, TRANSFERRED, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, and CONVEY, unto Trustee, for the benefit of Beneficiary, and to Trustee’s successor or successors or substitutes in this trust, with power of sale, the real and personal properties, rights, titles, interests, and estates described or to which reference is made in Paragraphs I and II, below (herein collectively called the “Mortgaged Property”), to-wit:

Paragraph I. Oil and Gas Leases and Other Properties.  All of Grantor’s right, title and interest in and to (i) the oil, gas and mineral leases described on Exhibit A attached hereto and made a part hereof for all purposes and incorporated herein by reference as fully as if copied verbatim, limited, however, as set forth therein (the “Subject Leases”); (ii) the oil, gas and other minerals in and under the lands covered by the Subject Leases (the “Lands”); and (iii) the oil, gas and other mineral interests and estates in and under the Lands including working interests, royalties, overriding royalties, net profits interests and production payments (the “Subject Interests”); and

Paragraph II. Hydrocarbons.  All of Grantor’s right, title and interest in and to all oil, gas, casinghead gas, drip gasoline, natural gasoline and condensate, all other liquid and gaseous hydrocarbons, and all other minerals, whether similar to the foregoing or not (herein collectively called “Hydrocarbons”), now or hereafter accruing to or produced from the Subject Interests and/or to which Grantor now or hereafter may be entitled as a result of or by virtue of its record and/or beneficial ownership of any one or more of the Subject Interests.

DEED OF TRUST – Page 1

TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights, privileges, contracts, and appurtenances now or hereafter at any time before the foreclosure or release hereof in anywise appertaining or belonging thereto, unto Trustee and to Trustee’s successors or substitutes hereunder and to their successors and assigns, forever.

This conveyance is made in trust, however, upon the terms and provisions hereinafter set out to secure the full and final payment and performance of the Note.

SECURITY INTEREST

To further secure the Note, Grantor hereby grants to Beneficiary a security interest in the entire interest of Grantor in and to:

(a)           the Mortgaged Property;

(b)           all as-extracted collateral and all oil, gas and other Hydrocarbons and minerals produced from or allocated to the Mortgaged Property, and any products processed or obtained therefrom (herein collectively called the “Production”), and all Liens in the Production securing payment of the proceeds of the Production, including those Liens provided under statutes enacted in the jurisdictions in which the Mortgaged Property is located;

(c)           all proceeds of the foregoing (collectively, the “Property”).

Upon the occurrence of any default, Beneficiary is and shall be entitled to all of the rights afforded a secured party by the Code with reference to with personal property included within the Property, or Trustee or Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights granted under this Deed of Trust with respect to the real property covered hereby.  Such rights shall be cumulative and in addition to those granted to Trustee or Beneficiary under any other provision of this Deed of Trust or under any other instrument executed in connection with or as security for all or any part of the Note.

ARTICLE 1
SECURED OBLIGATION

This Deed of Trust is made to secure and enforce that certain Convertible Secured Promissory Note dated as of June 17, 2013, made by Grantor and payable to the order of Beneficiary in the original principal amount of $350,000, bearing interest as specified therein, being payable as provided therein, and, if not sooner matured (by acceleration or otherwise), finally maturing as provided therein (as the same may be supplemented, amended, modified, extended and renewed, being referred to herein as the “Note”).

ARTICLE 2
DEFAULTS AND REMEDIES

Section 2.1 Defaults. The term “default” as used herein shall mean an Event of Default under and as defined in the Note.

Section 2.2 Remedies.  If a default shall occur and be continuing, Beneficiary may, at its option, do any one or more of the following to the extent permitted by applicable Law:

DEED OF TRUST – Page 2

(a) Foreclosure.  Beneficiary may request Trustee to proceed with foreclosure, and in such event Trustee is hereby authorized and empowered, and it shall be his duty, upon such request of Beneficiary, and to the extent permitted by applicable Law, to sell all or any part of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable Law, or in the absence of any such requirement, as Trustee and/or Beneficiary may deem appropriate, and to make conveyance to the purchaser or purchasers thereof.  Any sale of any part of the Mortgaged Property shall be made to the highest bidder or bidders for cash, at the courthouse door of, or at such other place as may be required or permitted by applicable Law in, the county (or judicial district) wherein the Lands included within the Mortgaged Property to be sold is situated; provided that if the Lands are situated in more than one county (or judicial district), such sale of the Mortgaged Property, or any part thereof, may be made in any county (or judicial district) wherein any part of the Lands included within the Mortgaged Property to be sold is situated.  Any such sale shall be made at public outcry, on the day of any month, during the hours of such day and after written notices thereof have been publicly posted in such places and for such time periods and after all Persons entitled to notice thereof have been sent such notice, all as required by applicable Law in effect at the time of such sale; and nothing herein shall be deemed to require Beneficiary or Trustee to do, and Beneficiary and Trustee shall not be required to do, any act other than as required by applicable Law in effect at the time of such sale.  Any such sale may be as a whole or in such parcels as Trustee may select.  After such sale, Trustee shall make to the purchaser or purchasers thereunder good and sufficient deeds and assignments, in the name of Grantor, conveying the Mortgaged Property, or part thereof, so sold to the purchaser or purchasers.  Sale of a part of the Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until the Note is paid and performed in full.  It shall not be necessary to have present or to exhibit at any such sale any of the personal property included in the Property.  In addition to the rights and powers of sale granted under the preceding provisions of this Subsection 2.2(a), if default is made in the payment of any installment of the Note, Beneficiary, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Note to be due and payable may orally or in writing direct Trustee to enforce this trust and to sell the Mortgaged Property subject to such unmatured portion of the Note and the Liens securing its payment, in the same manner, on the same terms, at the same place and time, and after having given notice in the same manner, all as provided in the preceding provisions of this Subsection 2.2(a).  After such sale, Trustee shall make due conveyance to the purchaser or purchasers.  Sales made without maturing the Note may be made hereunder whenever there is a default in the payment of any installment of the Note without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Subsection 2.2(a) on the unmatured balance of the Note (except as to any proceeds of any sale which Beneficiary may apply as a prepayment on the Note) or the Liens securing payment of the Note.  It is intended by each of the foregoing provisions of this Subsection 2.2(a) that Trustee may, after any request or direction by Beneficiary, sell, not only the Subject Interests included within, but also, all other items constituting a part of, the Mortgaged Property, or any part thereof, along with the Lands, or any part thereof, included within the Mortgaged Property all as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property.  In the event of the resignation (such resignation being hereby authorized for any reason) or death of Trustee, or his failure, refusal or inability, for any reason, to make any such sale or to perform any of the trusts herein declared, or, at the option of Beneficiary, without cause, Beneficiary may appoint, in writing, a substitute trustee, who shall thereupon succeed to all the estates, titles, rights, powers and trusts herein granted to and vested in Trustee.  In the event of the resignation (such resignation being hereby authorized for any reason) or death of any such substitute trustee, or his failure, refusal or inability to make such sale or perform such trusts, or, at the option of Beneficiary, without cause, successive substitute trustees may thereafter, from time to time, be appointed by Beneficiary in the same manner.  Trustee may appoint, in writing, any one or more Persons as Trustee’s agent and attorney-in-fact to act as Trustee under him and in his name, place and stead, to perform any one or more acts necessary or incident to any sale under the power of sale granted under the preceding provisions of this Subsection 2.2(a), including the posting and filing of any notices, the conduct of such sale and the execution and delivery of any instruments conveying the Mortgaged Property so sold, but in the name and on behalf of Trustee.  All acts done or performed by any such agent and attorney-in-fact shall be valid, lawful and binding as if done or performed by Trustee.

DEED OF TRUST – Page 3

(b) Suit.  Beneficiary may proceed by suit or suits, at Law or in equity, to enforce the payment and performance of the Note in accordance with the terms hereof, to foreclose the Liens of this Deed of Trust as against all or any part of the Mortgaged Property and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction.

(c) Appointment of Receiver.  Beneficiary, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, rents, issues and profits thereof.

(d) Disposition of Personal Property.  After notification, if any, as hereafter provided in this Subsection 2.2(d), Beneficiary may sell, lease or otherwise dispose of, at the office of Beneficiary, or on the Lands, or elsewhere, as chosen by Beneficiary, all or any part of the personal property included within the Property, in its then condition, or following any commercially reasonable preparation or processing, and each sale (as used in this Subsection 2.2(d)), the term “sale” means any such sale, lease, or other disposition made pursuant to this Subsection 2.2(d) may be a unit or in parcels, by public or in private proceedings, and by way of one or more contracts, and, at any sale, it shall not be necessary to exhibit such personal property, or part thereof, being sold, leased or otherwise disposed of.  The sale of any part of such personal property shall not exhaust Beneficiary’s power of sale, but sales may be made from time to time until the Note is paid and performed in full.  Reasonable notification of the time and place of any public sale pursuant to this Subsection 2.2(d), or reasonable notification of the time after which any private sale is to be made pursuant to this Subsection 2.2(d), shall be sent to Grantor and to any other Person entitled under the Code to notice.  It is agreed that notice sent or given not less than twenty-one (21) calendar days prior to the taking of the action to which the notice relates, is reasonable notification and notice for such purposes of this Subsection 2.2(d).

Section 2.3 Purchase of Mortgaged Property by Beneficiary.  If Beneficiary is the purchaser of the Mortgaged Property, or any part thereof (and it is specifically agreed that Beneficiary may be the purchaser of the Mortgaged Property, or any part thereof, if permitted by applicable Law), at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee, or upon any other foreclosure of the Liens hereof, or otherwise, Beneficiary shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the Liens of these presents.

Section 2.4 Application of Proceeds.  The proceeds from any sale, lease or other disposition made pursuant to this Article 2 shall be applied by Trustee, or by Beneficiary, as the case may be, first to the payment of any and all expenses incurred by Trustee or Beneficiary in foreclosing upon the Property and carrying out such sale (including any attorneys’ fees); second to the payment of any fees assessed by Trustee; third to the payment or prepayment of the Note, whether or not matured, as may be determined by Beneficiary in its sole discretion until the Note is paid in full; and fourth, to the extent any proceeds remain, to Grantor.

Section 2.5 Abandonment of Sale.  In the event a foreclosure hereunder should be commenced by Trustee in accordance with Subsection 2.2(a), Beneficiary may at any time before the sale direct Trustee to abandon the sale, and exercise any other remedies available to Beneficiary.

DEED OF TRUST – Page 4

ARTICLE 3
FINANCING STATEMENT

Section 3.1 Effective as a Financing Statement.  This Deed of Trust shall be effective as a financing statement covering as-extracted collateral, minerals or the like (including oil and gas) and accounts arising out of the sale at the wellhead or minehead of the wells or mines located on the Mortgaged Property of oil, gas, or other minerals in which Grantor has an interest before extraction, and is to be filed for record in the real property records of each county in which any part of the Mortgaged Property is situated.  Grantor is the debtor and Beneficiary is the secured party.  This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  Regarding Grantor as debtor, Grantor’s mailing address, type and state of organization and organizational identification number are set forth on the cover page of this Deed of Trust.  Regarding Beneficiary as secured party, Beneficiary’s mailing address is set forth on the cover page of this Deed of Trust.

Section 3.2 Reproduction of Deed of Trust as Financing Statement.  A photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in Section 3.1.

Section 3.3 Filing of Financing Statement.  Beneficiary shall have the right, without the consent or joinder of Grantor, to execute and file with any governmental authority such financing statements, financing statement amendments and continuation statements as may, in the reasonable discretion of Beneficiary, are necessary or advisable to maintain, perfect or otherwise evidence the Lien of Beneficiary in and to any of the Property.  Grantor, as debtor, hereby expressly authorizes Beneficiary, as secured party, to file any such financing statement without the signature of Grantor to the extent permitted by applicable Law.

ARTICLE 4
MISCELLANEOUS

Section 4.1 Release.  If the Note is paid in full or is converted into equity in accordance with the terms thereof, then this conveyance shall be released at Grantor’s request; otherwise, it shall remain in full force and effect.

Section 4.2 Headings.  The captions, headings, and arrangements used in this Deed of Trust are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

Section 4.3 Notices.  Whenever this Deed of Trust requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request, or demand must be in writing to be effective and shall be deemed to have been given on the day personally delivered or, if mailed, on the day it is enclosed in an envelope, properly stamped, sealed and deposited in a post office or official depository maintained by the United States Postal Service, certified mail, return receipt requested, addressed to the party to be notified at the address stated below (or at such other address as may have been designated by written notice):

If to Grantor:                         Rockdale Resources Corporation
                                                 5114 Balcones Woods Drive, Suite 307-511
                                                 Austin, TX  78759

If to Beneficiary:                  Rick Wilber
                                                 10360 Kestrel Street
                                                 Plantation, FL  33324

DEED OF TRUST – Page 5

Section 4.4 Governing Law.  THIS DEED OF TRUST IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS DEED OF TRUST.  HOWEVER, ANYTHING IN THIS DEED OF TRUST TO THE CONTRARY NOTWITHSTANDING, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS RELATING TO THE VALIDITY,  CONSTRUCTION AND INTERPRETATION OF THE NOTE AND TO USURY AND PERMISSIBLE INTEREST AND SIMILAR CHARGES AND AMOUNTS SHALL GOVERN ALL ASPECTS OF THIS DEED OF TRUST.

Section 4.5 Definitions.  In addition to the terms defined elsewhere herein, as used herein, the following terms shall have the meanings indicated:

“Beneficiary” means Rick Wilber, an individual

“Code” means the Uniform Commercial Code of the State of Texas.

“default” has the meaning given such term in Section 2.1 hereof.

“Grantor” has the meaning given such term in the introductory paragraph hereof.

“Grantor’s successors” means each and all of the immediate and remote successors, assigns, heirs, executors, administrators, and legal representatives of Grantor.

“Hydrocarbons” has the meaning given such term in Paragraph II under the heading of “Conveyance and Grant of Lien” in this Deed of Trust.

“Lands” has the meaning given such term in Paragraph I under the heading of “Conveyance and Grant of Lien” in this Deed of Trust.

“Laws” means all applicable constitutions, treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or of any state, commonwealth, county, parish, municipality or Tribunal.

“Lien” means any lien, mechanic’s lien, materialman’s lien, pledge, conditional sale agreement, title retention agreement, financing lien, production payment, security interest, mortgage, deed of trust or other encumbrance, whether arising by agreement or under Law.

“Mortgaged Property” has the meaning given such term under the heading of “Conveyance and Grant of Lien” in this Deed of Trust.

“Note” has the meaning given to such term in Article 1 hereof.

“Person” means any individual, firm, corporation, association, partnership, joint venture, company, trust, Tribunal or other entity.

“Production” has the meaning given such term in Paragraph (b) under the heading of “Security Interest” in this Deed of Trust.

“Property” has the meaning given such term in Paragraph (c) under the heading of “Security Interest” in this Deed of Trust.

“sale” has the meaning given such term in Subsection 2.2(d) hereof.

DEED OF TRUST – Page 6

“Section” means a section of this Deed of Trust, unless specifically indicated otherwise.

“Subject Interests” has the meaning given such term in Paragraph I under the heading of “Conveyance and Grant of Lien” in this Deed of Trust.

“Subject Leases” has the meaning given such term in Paragraph I under the heading of “Conveyance and Grant of Lien” in this Deed of Trust.

“Tribunal” means any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish or municipality, whether now or hereafter constituted and/or existing.

“Trustee” means the Person who is at the time the duly appointed trustee or successor or substitute trustee under this Deed of Trust at the time in question.

Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa, and words of any gender shall include each other gender where appropriate.  Article, Paragraph, Section, Schedule, and Exhibit references are to Articles, Paragraphs, and Sections of and Schedules and Exhibits to this Deed of Trust, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular provision of this Deed of Trust.  As used herein, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

Section 4.6 Multiple Counterparts. This Deed of Trust has simultaneously been executed in a number of identical counterparts, each of which shall be deemed an original, and all of which are identical.

Section 4.7 Binding Effect.  This Deed of Trust is binding upon Grantor and Grantor’s successors and shall inure to the benefit of Beneficiary and its successors and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

Section 4.8 Controlling Document.  In the event of a conflict between the terms and provisions of this Deed of Trust and the terms and provisions of the Note, the terms and provisions of the Note shall control.

Section 4.9 Amendment and Restatement.  It is the desire and intent of Grantor and Beneficiary to renew all liens, rights, powers, privileges, superior titles, estates and security interests existing by virtue of the Original Deed of Trust and in connection therewith, it is understood and agreed that this Deed of Trust amends and restates (but does not novate, extinguish or discharge) the Original Deed of Trust in its entirety.  This Deed of Trust renews and extends all liens, rights, powers, privileges, superior titles, estates and security interests existing by virtue of the Original Deed of Trust without interruption or lapse, but the terms, provisions and conditions of such liens, rights, powers, privileges, superior titles, estates and security interests shall hereafter be governed by this Deed of Trust and any amendments or supplements hereto.

[Remainder of page intentionally left blank.  Signature page follows.]

DEED OF TRUST – Page 7

EXECUTED on the date(s) of the acknowledgment(s) below, to be effective as of the date first set forth above.

GRANTOR:

ROCKDALE RESOURCES CORPORATION

By:                     /s/ Marc Spezialy
Marc Spezialy
Chief Executive Officer

STATE OF TEXAS                               §
 §
COUNTY OF TRAVIS                          §

This instrument was acknowledged before me on the    31  day of December, 2013, by Marc Spezialy, as Chief Executive Officer of Rockdale Resources Corporation, a Colorado corporation, on behalf of said corporation.

            /s/ William G. Demeson
Notary Public, State of Texas

DEED OF TRUST – Signature Page

EXHIBIT A

All of Grantor’s right, title and interest in (a) a 2.0-acre proration unit (the “A 8 Proration Unit”) forming a square with the A 8 Well (as defined below) in the center and the north line of which is parallel to the north line of the Lease (as defined below), (b) a 2.0-acre proration unit (the “A 9 Proration Unit”) forming a square with the A 9 Well (as defined below) in the center and the north line of which is parallel to the north line of the Lease, and (c) a 2.0-acre proration unit (the “A 12 Proration Unit”, together with the A 8 Proration Unit and the A 9 Proration Unit, collectively, the “Proration Units”) forming a square around the A 12 Well (as defined below) in the center and the north line of which is parallel to the north line of the Lease, in each case, together with all of Grantor’s right, title and interest in the following interests in the Lease, leases with which the Lease is unitized or pooled and any associated agreements INSOFAR and ONLY INSOFAR as such interests are necessary to produce from the Proration Units and the Wells (as defined below) at their full capacity and/or to recomplete or otherwise re-establish or enhance production therefrom:  (i) all rights, benefits, and powers conferred upon the owner(s) of said Proration Units and Wells with respect to the use and occupation of the surface of the lands covered thereby and (ii) any rights, options, titles, and interests of Grantor necessary to produce from said Proration Units and Wells.

As used in this Exhibit A, (A) the “A 8 Well” means the Noack Farms A 8 well, API Number 42-331-34767, with a surface location of 1,584.1’ from the north line and 346.2’ from the east line of the Lease, 4,240’ from the north line of the James Reese Survey (A-303), and 2,743.9’ from the west line of the James A. Prewitt Survey (A-288), latitude 30°37’16.199” N, longitude 96°59’30.903” W, Milam County, Texas, (B) the “A 9 Well” means the Noack Farms A 9 Well, API Number 42-331-34769, with a surface location of 1,736.4’ from the north line and 819.8’ from the east line of the Lease, 4,400’ from the north line of the James Reese Survey (A-303), and 3,343.1’ from the west line of the James A. Prewitt Survey (A-288), latitude 30°37’12.727” N, longitude 96°59’36.737” W, Milam County, Texas, (C) the “A 12 Well” means the Noack Farms A 12 well, API Number 42-331-34766, with a surface location of 2,523.7’ from the north line and 387.6’ from the east line of the Lease, 5,180’ from the north line of the James Reese Survey (A-303), and 2,938.2’ from the west line of the James A. Prewitt Survey (A-288), latitude 30°37’05.754” N, longitude 96°59’32.549” W, Milam County, Texas, (D) “Wells” means, collectively, the A 8 Well, the A 9 Well and the A 12 Well, and (E) the “Lease” means that certain Paid Up Oil and Gas Lease dated as of June 3, 2013, between Noack Farms, LLC, as lessor, and Rockdale Resources Corporation, as lessee, as recorded in Volume 1210, Page 247 of the Official Records of Milam County, Texas, covering that certain 623.29-acre tract, more or less, out of the James Reese League, A-303, in Milam County, Texas, being the same lands described in Assignment/Deed dated May 4, 2011, between Stacy Ann Smith Wood to Noack Farms, LLC recorded in Volume 1148, page 634 of the Official Records of Milam County, Texas, said lands also described in Special Warranty Deed dated September 29, 2008, recorded in Volume 1091, page 87 of the Official Records of Milam County, Texas.

Exhibit A – Page 1